Other Borrowed Funds (Tables)	12 Months Ended
Dec. 31, 2013
Other Borrowed Funds
Schedule of other borrowed funds
	December 31,
	2013	2012
	(Dollars in Thousands)
Federal Home Loan Bank advances—short-term
Balance at year end	$1,215,000	$742,500
Rate on balance outstanding at year end	.17%	.15%
Average daily balance	$833,868	$412,919
Average rate	.16%	.19%
Maximum amount outstanding at any month end	$1,280,500	$1,005,500
Federal Home Loan Bank advances—long-term(1)
Balance at year end	$8,950	$6,527
Rate on balance outstanding at year end	3.53%	3.51%
Average daily balance	$7,289	$6,590
Average rate	3.53%	3.51%
Maximum amount outstanding at any month end	$8,993	$6,650
(1)
The amortization of the long-term advances is approximately $207,000 per year for each of the next five years and the final maturity date is October 2, 2028.